Exhibit (10)(j)(i)

Amendment No. 1

to

Schedule A to Exhibit (10)(j)

March 1, 2002

The following table sets forth the name of each current director of Potlatch Corporation who has executed the Indemnification Agreement filed as Exhibit (10)(j):

Name of Director	Date Agreement Executed

Boh A. Dickey	August 7, 2000
Jerome C. Knoll	December 31, 2001
Lawrence S. Peiros	February 1, 2003
Gregory L. Quesnel	September 15, 2000
Michael T. Riordan	January 1, 2003
Toni Rembe	December 11, 1986
Judith M. Runstad	March 9, 1999
L. Pendleton Siegel	November 1, 1997
Frederick T. Weyerhaeuser	December 11, 1986
Dr. William T. Weyerhaeuser	February 22, 1990